SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


    Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) May 24, 2007
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                                 FNB United Corp.
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             (Exact Name of Registrant as Specified in its Charter)


            North Carolina             0-13823             56-1456589
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      (State or Other Jurisdiction   (Commission File    (IRS Employer
          of Incorporation)             Number)         Identification No.)


          150 South Fayetteville Street, Asheboro, North Carolina 27203
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code (336) 626-8300
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17  CFR  240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b)
    under the  Exchange  Act (17 CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On May 24, 2007, FNB United Corp. issued a press release announcing the appointment of Harvey Goldberg as president of its mortgage subsidiary, Dover Mortgage Company.

A copy of the press release dated May 24, 2007, announcing the appointment is attached as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.

Exhibits:

99.1 Press release dated May 24, 2007 announcing the appointment of Harvey Goldberg as president of FNB United's mortgage subsidiary, Dover Mortgage Company.

                        SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FNB UNITED CORP.

Date: May 24, 2007                           By /s/ Jerry A. Little
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                                               Jerry A. Little
                                               Secretary and Treasurer